UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/22/2011

OYO GEOSPACE CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  001-13601

DE	76-0447780
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7007 Pinemont Drive, Houston, TX 77040
(Address of principal executive offices, including zip code)

(713) 986-4444
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On November 22, 2011, OYO Geospace Corporation (the "Company") issued a press release announcing the receipt of a new order for the sale of its GSR data acquisition system. The press release is attached hereto as Exhibit 99.1. The foregoing description is qualified by reference in its entirety to such exhibit.

Item 9.01.    Financial Statements and Exhibits

99.1 Press Release issued November 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OYO GEOSPACE CORPORATION

Date: November 22, 2011	By:	/s/ Thomas T. McEntire
Thomas T. McEntire
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release issued November 22, 2011.